Exhibit 99.17

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 November, 1999
          GEM Trust 99-01, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.      Mortgage Loan Information:

        1.     Aggregate scheduled Monthly Payments:
               (a)   Principal                                $      290,882.58
                                                                  --------------
               (b)   Interest                                 $    2,268,048.61
                                                                  --------------
               (c)   Total                                    $    2,558,931.19
                                                                  --------------

        2. Aggregate scheduled Monthly Payments received this month:
               (a)   Principal                                $      245,092.75
                                                                  --------------
               (b)   Interest                                 $    1,918,886.26
                                                                  --------------
               (c)   Total                                    $    2,163,979.01
                                                                  --------------

        3.     Aggregate Monthly Advances this month:
               (a)   Principal                                $       45,789.83
                                                                  --------------
               (b)   Interest                                 $      349,162.35
                                                                  --------------
               (c)   Total                                    $      394,952.18
                                                                  --------------

        4.      Aggregate   Principal   Prepayments  in  part  received  in  the
                applicable Prepayment Period:
               (a)   Principal                                $       66,860.36
                                                                  --------------

        5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
               (a)   Principal                                $    4,392,817.62
                                                                  --------------
               (b)   Interest                                 $       28,165.49
                                                                  --------------
               (c)   Total                                    $    4,420,983.11
                                                                  --------------

        6.     Aggregate Insurance Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        7.     Aggregate Liquidation Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        8.     Aggregate Deficient Valuations with respect to the Mortgage
               Loans during the prior month:                  $            0.00
                                                                  --------------

        9.     Aggregate Debt Service Reductions with respect to the Mortgage
               Loans during the prior month:                  $            0.00
                                                                 --------------

        10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

        11. Aggregate Purchase Prices for Defective Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

12.      Pool Scheduled Principal Balance:                    $  356,825,645.62
                                                                 ---------------

13.      Available Funds:                                     $    6,971,352.93
                                                                 ---------------

14.      Realized Losses for prior month:                     $            0.00
                                                                 ---------------

15.      Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.       Non-Credit Losses:                                  $            0.00
                                                                  --------------

17.       Compensating Interest Payment:                      $        1,682.70
                                                                  --------------

18.       Total interest payments:                            $    2,220,792.38
                                                                  --------------

19. Interest
                               Unpaid Class
      Accrued Certificate   Interest Shortfalls     Interest
Class       Interest                                 Payable      Pay-out Rate
-----       --------        -------------------      -------      ------------
P     $              0.00   $              0.00    $       0.00   % 0.000000000
IA1   $        605,695.17   $              0.00    $ 605,695.17   % 6.624999959
IA2   $          5,541.67   $              0.00    $   5,541.67   % 7.000004211
IA3   $        109,312.50   $              0.00    $ 109,312.50   % 6.625000000
IA4   $          7,232.29   $              0.00    $   7,232.29   % 6.624998473
IA5   $        146,915.53   $              0.00    $ 146,915.53   % 6.624999778
IA6   $         60,796.63   $              0.00    $  60,796.63   % 6.624999864
IA7   $          4,598.44   $              0.00    $   4,598.44   % 6.750003670
IA8   $         14,929.32   $              0.00    $  14,929.32   % 6.200001730
IA9   $          3,852.73   $              0.00    $   3,852.73   % 7.135500042
IA10  $          1,083.58   $              0.00    $   1,083.58   %10.000046144
IIA1  $        904,868.52   $              0.00    $ 904,868.52   % 7.000000001
IIA2  $              0.00   $              0.00    $       0.00   % 0.000000000
AR    $              0.00   $              0.00    $       0.00   % 0.000000000
X     $        225,832.96   $              0.00    $ 225,832.96   % 6.624999968
M     $         48,799.89   $              0.00    $  48,799.89   % 6.625000194
B1    $         28,195.49   $              0.00    $  28,195.49   % 6.625000782
B2    $         23,857.72   $              0.00    $  23,857.72   % 6.624999555
B3    $         11,928.86   $              0.00    $  11,928.86   % 6.624999570
B4    $          6,506.65   $              0.00    $   6,506.65   % 6.624999656
B5    $         10,844.43   $              0.00    $  10,844.43   % 6.624998797

20.       Principal Distribution Amount:                         $ 4,750,560.55
                                                                   -------------

21.      Principal Distribution Amount per Certificate:

                                  Principal Distribution        Accrual Amount
                                  ----------------------        --------------
         Class P                  $                230.74       $         0.00
         Class IA1                $          2,176,453.67       $         0.00
         Class IA2                $                  0.00       $         0.00
         Class IA3                $                  0.00       $         0.00
         Class IA4                $                  0.00       $         0.00
         Class IA5                $            746,375.28       $         0.00
         Class IA6                $                  0.00       $         0.00
         Class IA7                $                  0.00       $         0.00
         Class IA8                $                  0.00       $         0.00
         Class IA9                $                  0.00       $         0.00
         Class IA10               $                  0.00       $         0.00
         Class IIA1               $          1,711,660.18       $         0.00
         Class IIA2               $             96,886.42       $         0.00
         Class AR                 $                  0.00       $         0.00
         Class X                  $                  0.00       $         0.00
         Class M                  $              7,107.85       $         0.00
         Class B1                 $              4,106.76       $         0.00
         Class B2                 $              3,474.95       $         0.00
         Class B3                 $              1,737.47       $         0.00
         Class B4                 $                947.71       $         0.00
         Class B5                 $              1,579.52       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
Agreement:
                                                                $          0.00
                                                                   -------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
Agreement:
                                                                $          0.00
                                                                   -------------

24.      Subordinate Certificate Writedown Amount:              $          0.00
                                                                   -------------

                                                        Accumulative
               Class        Supported Shortfall     Supported Shortfall
               -----        -------------------     -------------------
                 M          $              0.00     $              0.00
                 B1         $              0.00     $              0.00
                 B2         $              0.00     $              0.00
                 B3         $              0.00     $              0.00
                 B4         $              0.00     $              0.00
                 B5         $              0.00     $              0.00

25.      Unanticipated Recoveries:                               $         0.00
                                                                    ------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                 Class                  Certificate Interest
                                                Rates
          Class  IA8                 %             6.20000173
          Class  IA9                 %             7.13550004
          Class  IA10                %            10.00004614

B.      Other Amounts for such Distribution Date:

1.       Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
          Class-M        X
          Class-B1       X
          Class-B2       X
          Class-B3       X
          Class-B4       X
          Class-B5       X

        2.     Base Servicing Fee amount:                     $       78,922.44
                                                                     -----------

        3.     Supplemental Servicing Fee amount:             $             N/A
                                                                     -----------

        4.     Credit Losses for prior month:                 $            0.00
                                                                     -----------
                                                  Category Category Category
                                                      A        B        C
        5.     Senior Percentage:           %  N/A   N/A      N/A      N/A
                                             ------  ----     ----     ----

        6.     Group I Senior Percentage:
                                            %  N/A   N/A      N/A      N/A
                                             ------  ----     ----     ----

        7.     Group II Senior Percentage:
                                            %  N/A   N/A      N/A      N/A
                                             ------  ----     ----     ----

        8.     Senior Prepayment Percentage:
                                            %  N/A   N/A      N/A      N/A
                                             ------  ----     ----     ----

        9.     Group I Senior Prepayment
               Percentage:                  %  N/A   N/A      N/A      N/A
                                             ------  ----     ----     ----

        10.    Group II Senior Prepayment
               Percentage:                  %  N/A   N/A      N/A      N/A
                                             ------  ----     ----     ----

        11.    Junior Percentage:           %  N/A
                                             ------

        12.    Junior Prepayment Percentage:
                                            %  N/A
                                             ------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            ---------------------------------
                                                     Tim Neer
                                                     Vice President
                                                     Investor Services